Exhibit 99(a)

News Release
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact: Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces Third Quarter Pretax Earnings Up 10%

Glenville, New York –October 22, 2012

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that pre-tax earnings were up 10.1% from $14.4 million in the third quarter of 2011 to $15.8 million in the third quarter of 2012.  Net income for the third quarter of 2012 was $9.8 million, up 5.7% over the prior-year period and equal to diluted earnings per share of $0.104, compared to net income of $9.2 million and diluted earnings per share of $0.100 for the third quarter of 2011.

The third quarter of 2012 saw continued balance sheet growth compared to the third quarter of 2011, but a modest decline compared to the second quarter of 2012.  Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased that the third quarter resulted in continued solid earnings growth.  As noted in our second quarter release, the current interest rate environment has created a unique opportunity for our Company to realign the deposit mix which should support future objectives.  As we had discussed we allowed an average of $124.0 million of higher cost time deposits to run off during the third quarter while at the same time growing our core deposits by an average of $96.9 million.  Previous strong quarterly growth in deposits allowed us the flexibility to take advantage of this opportunity to shift our deposit mix, which helped improve our margin.  Balance sheet expansion remains an important part of our future plans, but we will also continue to take advantage of future opportunities like those in the third quarter that strengthen our deposit mix and have a positive impact on our margin.  We continue to add solid and profitable customers on both the deposit and loan side, and will remain conservative as to how we price our products.  Our highly liquid balance sheet allows us to fund loan growth without having to overpay for deposits.  We look forward to the balance of 2012 and 2013 with optimism, though we note that our industry continues to face challenges as the economy remains fragile and interest rates remain at unprecedented levels.  We will continue to take advantage of opportunities that are presented.”  Return on average equity and return on average assets were 10.97% and 0.89%, respectively, for the third quarter of 2012, compared to 10.91% and 0.88% for the third quarter of 2011.  The efficiency ratio was 49.18% for the third quarter of 2012, compared to 46.51% for the third quarter of 2011.  Both years ratios rank among industry leaders.

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Mr. McCormick also noted “We continue to see some signs of economic improvement in the markets in which we operate, although high levels of unemployment and other persistent issues continue to constrain any significant growth. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet with continued profitability.  As a result, we have been able to focus on conducting business, which has put us in a position to take advantage of the significant upheaval that customers of other banks have experienced.”

TrustCo continued to report solid growth in loans and deposits on a year-over-year basis.  For the quarter ended September 30, 2012, average loans were up $134.7 million or 5.5% compared to the same period in 2011, while average deposits increased $166.1 million or 4.5% over the same period.  Compared to the second quarter of 2012, average deposits were down $27.0 million or 2.8% (annualized) and average loans were up $42.3 million or 6.7% (annualized).  Mr. McCormick noted that, “The year-over-year growth of our loans and deposits reflects the long term strategic focus of the Bank, while the decline in average deposits relative to the second quarter reflects our near term tactical decision to intensify our focus on enhancing our mix of deposits and growing our core customer base.  Our efforts in this regard resulted in certificate of deposit balances falling from 33.9% of deposits at June 30, 2012 to 29.4% at September 30, 2012.  Because certificates are our most costly deposits, this decline contributed to our overall cost of deposits falling to 0.44% in the third quarter compared to 0.52% in the second quarter.

Our branch franchise continues to be the key to our long term plans.  We have made significant progress in expanding our loans and deposits through our branches, and expect that to continue as the new branches grow towards their capacity.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.  As we have noted, however, we will not pursue balance sheet expansion that does not contribute to the long term health of the Company.”

For the first nine months of 2012 net income was $27.7 million and resulted in diluted earnings per share of $0.296, as compared to the first nine months of 2011 net income of $24.4 million and diluted earnings per share of $0.296.  Net income was up 13.8% from the first nine months of 2011 to the first nine months of 2012.  Return on average equity and return on average assets were 10.64% and 0.85%, respectively, for the first nine months of 2012 and 11.38% and 0.80% for the comparable period in 2011.

Reported credit results for the quarter were affected by the implementation in the third quarter of new OCC guidance which affected consumer loans where the borrower's obligation to TrustCo has been discharged in bankruptcy and the borrower has not reaffirmed the debt.  Implementation of this new OCC guidance affected nonperforming loans and net charge offs as follows:
•	Net $4.0 million of performing consumer loans were reclassified to nonaccrual status, and

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•	$804 thousand increase in net charge offs, which was covered by the reserve.

Nonperforming loans were $49.9 million as of September 30, 2012, compared to $51.5 million at June 30, 2012 and $47.0 million at September 30, 2011.  Nonperforming assets were $58.6 million at September 30, 2012, compared to $55.3 million at June 30, 2012 and $53.1 million at September 30, 2011.  At September 30, 2012, nonperforming loans were equal to 1.92% of total loans, compared to 2.01% at June 30, 2012 and 1.89% at September 30, 2011.  Nonperforming assets to total assets were 1.36% at September 30, 2012, compared to 1.25% at June 30, 2012 and 1.27% at September 30, 2011.  The allowance for loan losses as a percentage of gross loans and as a multiple of net charge-offs remains strong.  Excluding the affect of implementing the new OCC guidance TrustCo would have had nonperforming loans of $45.9 million or 1.76% of total loans, and nonperforming assets of $54.6 million or 1.26% of total assets as of September 30, 2012.  The allowance to total loans was 1.82% at September 30, 2012 and 1.88% at June 30, 2012, and covered annualized third quarter net charge-offs by 3.3 times, compared to an annualized 4.1 times for the third quarter of 2011.  The coverage ratio, or allowance for loan losses to nonperforming loans was 94.9% at September 30, 2012, compared to 93.3% at June 30, 2012 and 101.7% at September 30, 2011.  Excluding the affect of implementing the new OCC guidance TrustCo's allowance for loan losses at September 30, 2012 as a percentage of gross loans would have been 1.85%,  which would have covered annualized third quarter net charge offs by 4.4 times.  Likewise the coverage ratio of the allowance for loan losses to nonperforming loans would have been 104.9% at September 30 , 2012.

Net interest margin for the third quarter of 2012 was 3.21%, up from 3.16% in the second quarter of 2012 and down from 3.38% in the third quarter of 2011.  The improvement in the margin is partly due to the decision to restrain overall deposit growth through pricing discipline while improving the deposit mix during the third quarter.

At September 30, 2012 the tangible equity ratio was 8.27% compared to 8.04% at September 30, 2011.  Tangible book value per share ended the third quarter at $3.81 compared to $3.62 in the year-ago period.

TrustCo Bank Corp NY is a $4.3 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 138 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2012.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss third quarter 2012 results will be held at 9:00 a.m. Eastern Time on October 23, 2012.  Those wishing to participate in the call may dial toll-free 1-877-317-6789.  International callers must dial + 1-412-317-6789.   A replay of the call will be available until January 24, 2013 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10019368. The call will also be audio webcast at: http://services.choruscall.com/links/trst121023.html, and will be available until October 23, 2013.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect our actual results and could cause our actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2011, as amended, and in our subsequent securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

			Three Months Ended
	09/30/12		06/30/12	09/30/11
Summary of operations
Net interest income (TE)	$34,321		33,993	34,390
Provision for loan losses	2,900		3,000	5,100
Net securities transactions	666		55	158
Noninterest income	3,927		3,971	3,645
Noninterest expense	20,019		20,498	18,443
Net income	9,753		9,066	9,225

Per common share
Net income per share:
- Basic	$0.104		0.097	0.100
- Diluted	$0.104		0.097	0.100
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	3.81		3.73	3.62
Market price at period end	5.71		5.46	4.46

At period end
Full time equivalent employees	760		742	720
Full service banking offices	138		137	135

Performance ratios
Return on average assets	0.89%		0.83	0.88
Return on average equity	10.97		10.49	10.91
Efficiency (1)	49.18		52.24	46.51
Net interest spread (TE)	3.15		3.09	3.29
Net interest margin (TE)	3.21		3.16	3.38
Dividend payout ratio	63.13		67.80	66.27

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.27		7.90	8.04

Asset quality analysis at period end
Nonperforming loans to total loans (4)	1.92		2.01	1.89
Nonperforming assets to total assets (4)	1.36		1.25	1.27
Allowance for loan losses to total loans	1.82		1.88	1.93
Coverage ratio (3)	0.9	x	0.9	1.0

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
(4)	Included in the September 30, 2012 balance of nonperforming loans is net $4.0 of perfoming loans that have been reclassified to nonaccrual status as a result of recent OCC guidance.
TE = Taxable equivalent.

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FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	09/30/12	09/30/11
Summary of operations
Net interest income (TE)	$101,951	101,497
Provision for loan losses	9,000	14,550
Net securities transactions	1,398	1,296
Noninterest income	11,739	11,349
Noninterest expense	61,161	60,841
Net income	27,728	24,373

Per common share
Net income per share:
- Basic	$0.296	0.296
- Diluted	0.296	0.296
Cash dividends	0.197	0.197
Tangible Book value at period end	3.81	3.62
Market price at period end	5.71	4.46

Performance ratios
Return on average assets	0.85%	0.80
Return on average equity	10.64	11.38
Efficiency (1)	51.30	49.98
Net interest spread (TE)	3.12	3.33
Net interest margin (TE)	3.20	3.42
Dividend payout ratio	66.51	66.71

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided bytaxable equivalent net interest income plus noninterest income (excluding net securities transactions).
TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Interest and dividend income:
Interest and fees on loans	$32,103	32,277	32,425	32,711	32,640
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,996	2,606	2,304	2,661	3,347
State and political subdivisions	340	368	410	490	557
Mortgage-backed securities and collateralized mortgage obligations-residential	2,003	1,364	1,093	1,083	778
Corporate bonds	529	648	822	886	953
Small Business Administration-guaranteed participation securities	43	-	-	-	-
Other securities	4	5	5	5	5
Total interest and dividends on securities available for sale	4,915	4,991	4,634	5,125	5,640

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	-	25	97	164
Mortgage-backed securities and collateralized mortgage obligations-residential	976	1,198	1,290	1,151	1,186
Corporate bonds	385	387	509	590	565
Total interest on held to maturity securities	1,361	1,585	1,824	1,838	1,915

Federal Reserve Bank and Federal Home Loan Bank stock	120	149	90	80	84

Interest on federal funds sold and other short-term investments	258	299	320	284	318
Total interest income	38,757	39,301	39,293	40,038	40,597

Interest expense:
Interest on deposits:
Interest-bearing checking	79	78	78	76	74
Savings	870	979	1,102	1,018	952
Money market deposit accounts	673	770	923	1,030	1,158
Time deposits	2,629	3,230	3,418	3,552	3,904
Interest on short-term borrowings	348	378	388	401	384
Total interest expense	4,599	5,435	5,909	6,077	6,472

Net interest income	34,158	33,866	33,384	33,961	34,125

Provision for loan losses	2,900	3,000	3,100	4,200	5,100
Net interest income after provision for loan losses	31,258	30,866	30,284	29,761	29,025

Noninterest income:
Trust department income	1,145	1,407	1,394	1,086	1,242
Fees for services to customers	2,610	2,388	2,240	2,305	2,189
Net gain on securities transactions	666	55	677	132	158
Other	172	176	207	213	214
Total noninterest income	4,593	4,026	4,518	3,736	3,803

Noninterest expenses:
Salaries and employee benefits	7,587	7,519	7,743	7,638	7,087
Net occupancy expense	3,756	3,817	3,795	3,664	3,614
Equipment expense	1,316	1,600	1,520	1,200	1,639
Professional services	1,657	1,489	1,436	1,411	1,152
Outsourced services	1,350	1,347	1,250	1,050	1,350
Advertising expense	935	1,060	809	607	763
FDIC and other insurance	983	953	880	577	835
Other real estate expense, net	1,210	665	966	1,254	754
Other	1,225	2,048	2,245	1,508	1,249
Total noninterest expenses	20,019	20,498	20,644	18,909	18,443

Income before taxes	15,832	14,394	14,158	14,588	14,385
Income taxes	6,079	5,328	5,249	5,874	5,160

Net income	$9,753	9,066	8,909	8,714	9,225
Net income per Common Share:
- Basic	$0.104	0.097	0.095	0.093	0.100

- Diluted	0.104	0.097	0.095	0.093	0.100

Average basic shares (thousands)	93,692	93,561	93,546	93,308	92,124
Average diluted shares (thousands)	93,700	93,562	93,546	93,308	92,124

Note: Taxable equivalent net interest income	$34,321	33,993	33,637	34,220	34,390

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	9/30/2012	9/30/2011

Interest and dividend income:
Interest and fees on loans	$96,805	96,501
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	6,906	10,337
State and political subdivisions	1,118	1,981
Mortgage-backed securities and collateralized mortgage obligations-residential	4,460	2,008
Corporate bonds	1,999	3,173
Small Business Administration-guaranteed participation securities	43	-
Other securities	14	14
Total interest and dividends on securities available for sale	14,540	17,513

Interest on held to maturity securities:
U. S. government sponsored enterprises	25	164
Mortgage-backed securities-residential	3,464	3,614
Corporate bonds	1,281	1,875
Total interest on held to maturity securities	4,770	5,653

Federal Reserve Bank and Federal Home Loan Bank stock	359	225

Interest on federal funds sold and other short-term investments	877	818
Total interest income	117,351	120,710

Interest expense:
Interest on deposits:
Interest-bearing checking	235	209
Savings	2,951	2,770
Money market deposit accounts	2,366	3,569
Time deposits	9,277	12,446
Interest on short-term borrowings	1,114	1,173
Total interest expense	15,943	20,167

Net interest income	101,408	100,543

Provision for loan losses	9,000	14,550
Net interest income after provision for loan losses	92,408	85,993

Noninterest income:
Trust department income	3,946	4,002
Fees for services to customers	7,238	6,608
Net gain on securities transactions	1,398	1,296
Other	555	739
Total noninterest income	13,137	12,645

Noninterest expenses:
Salaries and employee benefits	22,849	21,113
Net occupancy expense	11,368	11,023
Equipment expense	4,436	4,452
Professional services	4,582	4,318
Outsourced services	3,947	4,050
Advertising expense	2,804	2,177
FDIC and other insurance	2,816	4,078
Other real estate expense, net	2,841	4,439
Other	5,518	5,191
Total noninterest expenses	61,161	60,841

Income before taxes	44,384	37,797
Income taxes	16,656	13,424

Net income	$27,728	24,373

Net income per Common Share:
- Basic	$0.296	0.296

- Diluted	0.296	0.296

Average basic shares (thousands)	93,568	82,297
Average diluted shares (thousands)	93,572	82,297

Note: Taxable equivalent net interest income	$101,951	101,497

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
ASSETS:

Cash and due from banks	$40,354	36,589	39,426	44,395	40,875
Federal funds sold and other short term investments	402,290	486,049	486,055	488,548	434,950
Total cash and cash equivalents	442,644	522,638	525,481	532,943	475,825

Securities available for sale:
U. S. government sponsored enterprises	427,798	643,189	744,725	563,460	633,812
States and political subdivisions	33,857	36,978	38,367	43,968	51,289
Mortgage-backed securities and collateralized mortgage obligations-residential	515,879	354,285	219,301	204,022	200,516
Corporate bonds	49,296	73,311	81,654	96,608	97,464
Small Business Administration-guaranteed participation securities	25,338	-	-	-	-
Other securities	660	660	660	660	660
Total securities available for sale	1,052,828	1,108,423	1,084,707	908,718	983,741

Held to maturity securities:
U. S. government sponsored enterprises	-	-	-	15,000	25,000
Mortgage-backed securities and collateralized mortgage obligations-residential	120,877	133,562	143,629	141,857	109,603
Corporate bonds	35,074	35,193	35,312	59,431	59,555
Total held to maturity securities	155,951	168,755	178,941	216,288	194,158

Federal Reserve Bank and Federal Home Loan Bank stock	9,632	9,632	9,004	9,004	6,861

Loans:
Commercial	217,431	235,347	235,513	248,163	244,389
Residential mortgage loans	2,056,972	2,003,046	1,970,278	1,955,951	1,925,144
Home equity line of credit	327,083	317,157	314,668	313,038	305,587
Installment loans	4,455	4,071	3,855	4,151	3,829
Loans, net of deferred fees and costs	2,605,941	2,559,621	2,524,314	2,521,303	2,478,949
Less:
Allowance for loan losses	47,364	48,018	48,535	48,717	47,782
Net loans	2,558,577	2,511,603	2,475,779	2,472,586	2,431,167

Bank premises and equipment, net	37,251	37,868	37,099	37,006	35,946
Other assets	61,290	62,480	63,432	67,099	65,261

Total assets	$4,318,173	4,421,399	4,374,443	4,243,644	4,192,959

LIABILITIES:
Deposits:
Demand	$292,350	283,873	281,628	267,776	269,958
Interest-bearing checking	536,892	528,101	507,510	489,227	472,908
Savings accounts	1,167,927	1,122,208	1,068,058	978,819	923,893
Money market deposit accounts	668,064	644,627	631,761	635,434	642,054
Certificates of deposit (in denominations of $100,000 or more)	359,246	452,043	467,447	460,971	461,081
Other time accounts	751,974	867,798	894,946	903,746	910,633
Total deposits	3,776,453	3,898,650	3,851,350	3,735,973	3,680,527

Short-term borrowings	161,751	150,718	159,002	147,563	143,081
Due to broker	-	-	-	-	10,000
Accrued expenses and other liabilities	22,352	22,124	19,445	21,592	21,541

Total liabilities	3,960,556	4,071,492	4,029,797	3,905,128	3,855,149

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,912	98,912	98,806
Surplus	175,284	175,773	176,199	176,638	177,448
Undivided profits	128,750	125,153	122,235	119,465	116,894
Accumulated other comprehensive income (loss), net of tax	4,879	1,585	53	(2,493)	258
Treasury stock at cost	(50,208)	(51,516)	(52,753)	(54,006)	(55,596)

Total shareholders' equity	357,617	349,907	344,646	338,516	337,810

Total liabilities and shareholders' equity	$4,318,173	4,421,399	4,374,443	4,243,644	4,192,959

Outstanding shares (thousands)	93,807	93,674	93,549	93,315	93,154

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

	09/30/12	06/30/12	03/31/12	12/31/11	09/30/11
New York and other states*
Loans in nonaccrual status:
Commercial	$5,880	5,656	5,667	4,981	5,086
Real estate mortgage - 1 to 4 family	32,593	29,167	29,894	27,820	25,932
Installment	71	1	9	3	4
Total non-accrual loans	38,544	34,824	35,570	32,804	31,022
Other nonperforming real estate mortgages - 1 to 4 family	238	243	306	312	317
Total nonperforming loans	38,782	35,067	35,876	33,116	31,339
Other real estate owned	2,716	2,787	2,411	2,382	2,372
Total nonperforming assets	$41,498	37,854	38,287	35,498	33,711

Florida
Loans in nonaccrual status:
Commercial	$2,698	8,435	5,874	5,000	5,400
Real estate mortgage - 1 to 4 family	8,438	7,954	9,404	10,662	10,231
Installment	7	1	-	-	-
Total non-accrual loans	11,143	16,390	15,278	15,662	15,631
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	11,143	16,390	15,278	15,662	15,631
Other real estate owned	5,975	1,083	1,293	2,883	3,739
Total nonperforming assets	$17,118	17,473	16,571	18,545	19,370

Total
Loans in nonaccrual status:
Commercial	$8,578	14,091	11,541	9,981	10,486
Real estate mortgage - 1 to 4 family	41,031	37,121	39,298	38,482	36,163
Installment	78	2	9	3	4
Total non-accrual loans	49,687	51,214	50,848	48,466	46,653
Other nonperforming real estate mortgages - 1 to 4 family	238	243	306	312	317
Total nonperforming loans	49,925	51,457	51,154	48,778	46,970
Other real estate owned	8,691	3,870	3,704	5,265	6,111
Total nonperforming assets	$58,616	55,327	54,858	54,043	53,081

Quarterly Net Chargeoffs

	09/30/12	06/30/12	03/31/12	12/31/11	09/30/11
New York and other states*
Commercial	$9	713	321	99	(3)
Real estate mortgage - 1 to 4 family	2,157	1,844	1,136	1,404	858
Installment	7	7	(8)	5	17
Total net chargeoffs	$2,173	2,564	1,449	1,508	872

Florida
Commercial	$736	288	160	400	-
Real estate mortgage - 1 to 4 family	644	665	1,673	1,359	2,006
Installment	1	-	-	(2)	1
Total net chargeoffs	$1,381	953	1,833	1,757	2,007

Total
Commercial	$745	1,001	481	499	(3)
Real estate mortgage - 1 to 4 family	2,801	2,509	2,809	2,763	2,864
Installment	8	7	(8)	3	18
Total net chargeoffs	$3,554	3,517	3,282	3,265	2,879

Asset Quality Ratios

	09/30/12		06/30/12		03/31/12		12/31/11		09/30/11
Total nonperforming loans(1)	$49,925		51,457		51,154		48,778		46,970
Total nonperforming assets(1)	58,616		55,327		54,858		54,043		53,081
Total net chargeoffs(2)	3,554		3,517		3,282		3,265		2,879

Allowance for loan losses(1)	47,364		48,018		48,535		48,717		47,782

Nonperforming loans to total loans(1)	1.92%		2.01%		2.03%		1.93%		1.89%
Nonperforming assets to total assets(1)	1.36%		1.25%		1.25%		1.27%		1.27%
Allowance for loan losses to total loans(1)	1.82%		1.88%		1.92%		1.93%		1.93%
Coverage ratio(1)	94.9%		93.3%		94.9%		99.9%		101.7%
Annualized net chargeoffs to average loans(2)	0.55%		0.55%		0.52%		0.52%		0.47%
Allowance for loan losses to annualized net chargeoffs(2)	3.3	x	3.4	x	3.7	x	3.7	x	4.1	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	September 30, 2012			September 30, 2011
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$594,814	1,996	1.34%	$666,503	3,347	2.01%
Mortgage backed securities and collateralized mortgage obligations-residential	397,935	2,003	2.01	114,442	778	2.72
State and political subdivisions	34,383	495	5.76	53,540	815	6.09
Corporate bonds	66,940	529	3.16	102,522	953	3.72
Small Business Administration-guaranteed participation securities	8,024	43	2.14	-	-	0.00
Other	660	4	2.42	660	5	3.03

Total securities available for sale	1,102,756	5,070	1.84	937,667	5,898	2.52

Federal funds sold and other short-term Investments	416,971	258	0.25	486,749	318	0.26

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	27,772	164	2.36
Corporate bonds	35,132	385	4.39	50,962	565	4.44
Mortgage backed securities and collateralized mortgage obligations-residential	128,188	976	3.04	111,037	1,186	4.27

Total held to maturity securities	163,320	1,361	3.33	189,771	1,915	4.04

Federal Reserve Bank and Federal Home Loan Bank stock	9,632	120	4.98	6,861	84	4.90

Commercial loans	228,537	3,068	5.36	247,294	3,532	5.71
Residential mortgage loans	2,031,080	25,988	5.12	1,899,421	26,115	5.50
Home equity lines of credit	322,405	2,906	3.59	301,055	2,853	3.76
Installment loans	4,007	149	14.82	3,559	147	16.34

Loans, net of unearned income	2,586,029	32,111	4.96	2,451,329	32,647	5.32

Total interest earning assets	4,278,708	38,920	3.64	4,072,377	40,862	4.01

Allowance for loan losses	(49,039)			(46,731)
Cash & non-interest earning assets	144,099			143,928

Total assets	$4,373,768			$4,169,574

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$531,216	79	0.06%	$467,152	74	0.06%
Money market accounts	660,464	673	0.40	644,452	1,158	0.71
Savings	1,151,910	870	0.30	913,384	952	0.41
Time deposits	1,217,080	2,629	0.86	1,396,941	3,904	1.11

Total interest bearing deposits	3,560,670	4,251	0.48	3,421,929	6,088	0.71
Short-term borrowings	151,535	348	0.91	132,404	384	1.15

Total interest bearing liabilities	3,712,205	4,599	0.49	3,554,333	6,472	0.72

Demand deposits	287,915			260,602
Other liabilities	20,084			19,310
Shareholders' equity	353,564			335,329

Total liabilities and shareholders' equity	$4,373,768			$4,169,574

Net interest income , tax equivalent		34,321			34,390

Net interest spread			3.15%			3.29%

Net interest margin (net interest income to total interest earning assets)			3.21%			3.38%

Tax equivalent adjustment		(163)			(265)

Net interest income		34,158			34,125

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(dollars in thousands)	Nine months ended			Nine months ended
(Unaudited)	September 30, 2012			September 30, 2011
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$634,903	6,906	1.45%	$691,975	10,337	1.99%
Mortgage backed securities and collateralized mortgage obligations-residential	286,287	4,460	2.08	83,603	2,008	3.20
State and political subdivisions	37,032	1,587	5.71	62,440	2,913	6.22
Corporate bonds	78,999	1,999	3.38	110,438	3,173	3.83
Small Business Administration-guaranteed participation securities	2,694	43	2.13	-	-	0.00
Other	660	14	2.83	717	14	2.60

Total securities available for sale	1,040,575	15,009	1.92	949,173	18,445	2.59

Federal funds sold and other short-term Investments	473,196	877	0.25	429,115	818	0.25

Held to maturity securities:
U. S. government sponsored enterprises	1,423	25	2.38	9,359	164	2.33
Corporate bonds	41,071	1,281	4.16	55,125	1,875	4.54
Mortgage backed securities and collateralized mortgage obligations-residential	136,554	3,464	3.38	112,472	3,614	4.28

Total held to maturity securities	179,048	4,770	3.55	176,956	5,653	4.26

Federal Reserve Bank and Federal Home Loan Bank stock	9,357	359	5.12	6,879	225	4.36

Commercial loans	235,128	9,569	5.43	250,346	10,884	5.80
Residential mortgage loans	1,994,051	78,224	5.23	1,849,192	76,950	5.55
Home equity lines of credit	317,914	8,646	3.63	295,338	8,247	3.73
Installment loans	3,795	440	15.50	3,650	442	16.19

Loans, net of unearned income	2,550,888	96,879	5.06	2,398,526	96,523	5.37

Total interest earning assets	4,253,064	117,894	3.70	3,960,649	121,664	4.10

Allowance for loan losses	(49,420)			(45,197)
Cash & non-interest earning assets	141,725			144,386

Total assets	$4,345,369			$4,059,838

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$509,346	235	0.06%	$452,938	209	0.06%
Money market accounts	642,907	2,366	0.49	630,649	3,569	0.76
Savings	1,092,195	2,951	0.36	869,511	2,770	0.43
Time deposits	1,307,411	9,277	0.95	1,417,272	12,446	1.17

Total interest bearing deposits	3,551,859	14,829	0.56	3,370,370	18,994	0.75
Short-term borrowings	150,039	1,114	0.99	130,890	1,173	1.20

Total interest bearing liabilities	3,701,898	15,943	0.58	3,501,260	20,167	0.77

Demand deposits	276,484			254,187
Other liabilities	18,922			18,070
Shareholders' equity	348,065			286,321

Total liabilities and shareholders' equity	$4,345,369			$4,059,838

Net interest income , tax equivalent		101,951			101,497

Net interest spread			3.12%			3.33%

Net interest margin (net interest income to total interest earning assets)			3.20%			3.42%

Tax equivalent adjustment		(543)			(954)

Net interest income		101,408			100,543

Page | 15

Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

[Table on following page]

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Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)

	09/30/12	06/30/12	03/31/12	12/31/11	09/30/11
Tangible Book Value Per Share

Equity	$357,617	349,907	344,646	338,516	337,810
Less: Intangible assets	553	553	553	553	553
Tangible equity	357,064	349,354	344,093	337,963	337,257

Shares outstanding	93,807	93,674	93,549	93,315	93,154
Tangible book value per share	3.81	3.73	3.68	3.62	3.62
Book value per share	3.81	3.74	3.68	3.63	3.63

Tangible Equity to Tangible Assets
Total Assets	4,318,173	4,421,399	4,374,443	4,243,644	4,192,959
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,317,620	4,420,846	4,373,890	4,243,091	4,192,406

Tangible Equity to Tangible Assets	8.27%	7.90%	7.87%	7.97%	8.04%
Equity to Assets	8.28%	7.91%	7.88%	7.98%	8.06%

	3 Months Ended					9 Months Ended
Efficiency Ratio	09/30/12	06/30/12	03/31/12	12/31/11	09/30/11	09/30/12	09/30/11

Net interest income (fully taxable equivalent)	$34,321	33,993	33,637	34,220	34,390	101,951	101,497
Non-interest income	4,593	4,026	4,518	3,736	3,803	13,137	12,645
Less: Net gain on securities	666	55	677	132	158	1,398	1,296
Recurring revenue	38,248	37,964	37,478	37,824	38,035	113,690	112,846

Total Noninterest expense	20,019	20,498	20,644	18,909	18,443	61,161	60,841
Less: Other real estate expense, net	1,210	665	966	1,254	754	2,841	4,439
Recurring expense	18,809	19,833	19,678	17,655	17,689	58,320	56,402

Efficiency Ratio	49.18%	52.24%	52.51%	46.68%	46.51%	51.30%	49.98%

	09/30/12
Asset Quality Ratios

Total nonperforming loans before OCC guidance	$45,910
Add: Chapter 7 bankruptcies net of chargeoffs	4,015
Total nonperforming loans after OCC guidance	49,925

Total nonperforming assets before OCC guidance	$54,601
Add: Chapter 7 bankruptcies net of chargeoffs	4,015
Total nonperforming assets after OCC guidance	58,616

Total loans before OCC guidance	$2,606,745
Less: Chapter 7 bankruptcies chargeoffs	804
Total loans after OCC guidance	2,605,941

Total allowance for loan losses before OCC guidance	$48,168
Less: Chapter 7 bankruptcies chargeoffs	804
Total allowance for loan losses after OCC guidance	47,364

Net chargeoffs before OCC guidance	$2,750
Add: Chapter 7 bankruptcies chargeoffs	804
Net chargeoffs after OCC guidance	3,554

Nonperforming loans to total loans before OCC guidance	1.76%
Nonperforming loans to total loans after OCC guidance	1.92%
Nonperforming assets to total assets before OCC guidance	1.26%
Nonperforming assets to total assets after OCC guidance	1.36%
Allowance for loan losses to total loans before OCC guidance	1.85%
Allowance for loan losses to total loans after OCC guidance	1.82%
Coverage ratio before OCC guidance	104.9%
Coverage ratio after OCC guidance	94.9%
Annualized net chargeoffs to average loans before OCC guidance	0.43%
Annualized net chargeoffs to average loans after OCC guidance	0.55%
Allowance for loan losses to annualized net chargeoffs before OCC guidance	4.4	x
Allowance for loan losses to annualized net chargeoffs after OCC guidance	3.3	x

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